                                                                   Exhibit 10.20

                          HOLMES FINANCING (NO. 4) PLC
             (A wholly owned subsidiary of Holmes Holdings Limited)

                               REPORT AND ACCOUNTS

                       FOR THE YEAR ENDED 31 DECEMBER 2002

                             Registered No. 4167953

HOLMES FINANCING (NO.4) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

Report of the Directors

The Directors submit their report together with the accounts for the year to 31 December 2002.

1. Principal activity and review of the year

The principal activity of the Company is to issue asset backed notes and enter into all financial arrangements in that connection. No future changes in activity are envisaged.

2. Results and Dividend

The results for the year are set out on page 4. There was no profit during the year (2001: nil). The Directors do not recommend the payment of a dividend (2001: nil).

3. Financial Instruments

The Company's financial instruments, other than derivatives, comprise loans to group undertakings, borrowings, cash and liquid resources, and various items, such as debtors and creditors that arise directly from its operations. The main purpose of these financial instruments is to raise finance for the Company's operations.

The Company also enters into derivatives transactions (principally cross currency swaps). The purpose of such transactions is to manage the currency risks arising from the Company's operations and its sources of finance.

It is, and has been throughout the year under review, the Company's policy that no trading in financial instruments shall be undertaken.

The main risk arising from the Company's financial instruments is currency risk. The Board reviews and agrees policies for managing this risk and they are summarised below.

Currency risk

The Company has debt securities in issue denominated in US Dollars, Euros and Swiss Francs. The Company's policy is to eliminate all exposures arising from movements in exchange rates by the use of cross currency swaps to hedge payments of interest and principal on the securities. All other assets, liabilities and transactions are denominated in Sterling.

4. Directors and their interests

The Directors who served throughout the year, except as noted below were:

M McDermott
M A Parsons                 (resigned 6 August 2002)
R Wise                      (appointed 6 August 2002, resigned 23 May 2003)
D Green                     (appointed 23 May 2003)
SPV Management Limited

At the year end and the previous year end, Holmes Holdings Limited and M. McDermott held one share in the Company. SPV Management Ltd and M. McDermott held one share in the holding company, Holmes Holdings Limited, at the year end. The other share in Holmes Holdings Limited was held by SPV Management Limited. None of the other Directors had a beneficial interest in the shares of the Company, or of the holding company, Holmes Holdings Limited, at the year end.

HOLMES FINANCING (NO.4) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

5. Directors' Responsibility in respect of the Preparation of Accounts

The Directors are required by United Kingdom company law to prepare accounts for each financial year that give a true and fair view of the state of affairs of the Company as at the end of the financial year, and of the profit or loss for that year.

The Directors confirm that suitable accounting policies have been used and applied consistently and reasonable and prudent judgements and estimates have been made in the preparation of the accounts for the year ended 31 December 2002. The Directors also confirm that applicable accounting standards have been followed and that the statements have been prepared on the going concern basis.

The Directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the Company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for the Company's system of internal control, for safeguarding the assets of the Company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

6. Auditors

During the year the Directors re-appointed Deloitte & Touche as auditors of the Company.

By order of the Board

/s/ Natalie Weedon
-------------------

For and behalf of
Abbey National Secretariat Services Limited, Secretary

24 June 2003.

Registered Office:
Abbey National House
2 Triton Square
Regent's Place
London
NW1 3AN

HOLMES FINANCING (NO.4) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)


INDEPENDENT AUDITORS' REPORT TO THE MEMBERS OF HOLMES FINANCING (NO. 4) PLC

We have audited the financial statements of Holmes Financing (No. 4) plc for the year ended 31 December 2002 which comprise the profit and loss account, the balance sheet, the statement of accounting policies and the related notes 1 to
17. These financial statements have been prepared under the accounting policies set out therein.

Respective responsibilities of directors and auditors

As described in the statement of directors' responsibilities, the company's directors are responsible for the preparation of the financial statements in accordance with applicable United Kingdom law and accounting standards. Our responsibility is to audit the financial statements in accordance with relevant United Kingdom legal and regulatory requirements and auditing standards, and the Listing Rules of the Financial Services Authority.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report if, in our opinion, the directors' report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions with the company is not disclosed.

We read the directors' report for the above year and consider the implications for our report if we become aware of any apparent misstatements.

Basis of audit opinion

We conducted our audit in accordance with United Kingdom auditing standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion, we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 December 2002 and of its result for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

Deloitte & Touche
Chartered Accountants and Registered Auditors
London, England

25 June 2003.

HOLMES FINANCING (NO.4) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

Profit and Loss Account
For the year ended 31 December 2002

                                                                                       2002                 2001
                                                                        Note       (Pounds)'000         (Pounds)'000
                                                                                   ------------        ------------
                                                                                                         (10 months)
   Interest receivable                                                   2              121,279               70,906
   Interest payable                                                      3             (121,279)             (70,906)
                                                                                -----------------     --------------

   Net interest income                                                                        -                    -

   Other operating income                                                                     -                   89
   Administrative expenses                                                                    -                  (89)
                                                                                -----------------     --------------
   OPERATING PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION               4                    -                    -

   Tax on profit on ordinary activities                                  5                    -                    -
                                                                                -----------------     --------------
   PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION AND RETAINED FOR THE
   YEAR/PERIOD                                                           14                   -                    -
                                                                                =================     ==============

There are no recognised gains or losses in the year other than the profit for the year and therefore no statement of total recognised gains and losses is required.

There is no difference between the profit on ordinary activities before taxation and the retained profit for the year stated above and their historical cost equivalents.

All transactions are derived from continuing operations within the United
Kingdom.

HOLMES FINANCING (NO.4) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

Balance Sheet
As at 31 December 2002

                                                                                        2002                 2001
                                                                        Note        (Pounds)'000         (Pounds)'000
                                                                                    ------------         ------------
   FIXED ASSETS
   Loans to group undertaking                                            6            2,717,000            2,717,000

   CURRENT ASSETS
   Debtors                                                               7               25,131               27,907
   Cash at bank and in hand                                              8              140,911                   13
                                                                                -----------------     ----------------
                                                                                        166,042               27,920

   CREDITORS - amounts falling due within one year                       9             (165,992)             (27,870)

                                                                                -----------------     ----------------
   NET CURRENT ASSETS                                                                        50                   50
                                                                                -----------------     ----------------

   TOTAL ASSETS LESS CURRENT LIABILITIES                                              2,717,050            2,717,050

   CREDITORS - amounts falling due after more than one year              10          (2,717,000)          (2,717,000)
                                                                                -----------------     ----------------
   NET ASSETS                                                                                50                   50
                                                                                =================     ================

   CAPITAL AND RESERVES

   Called-up share capital                                               13                  50                   50
   Profit and loss account                                                                    -                    -
                                                                                -----------------     ----------------
   EQUITY SHAREHOLDERS' FUNDS                                            14                  50                   50
                                                                                =================     ================

The financial statements on page 4 to 12 were approved by the Board of Directors on 23 June 2003.

Signed on behalf of the Board of Directors

/s/ Martin McDermott

Director.

HOLMES FINANCING (NO.4) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

Notes to the Accounts for the year ended 31 December 2002

1.     Accounting Policies

       Basis of Accounting
       The financial statements are prepared under the historical cost convention and in accordance with applicable United Kingdom law and accounting standards. The particular accounting policies adopted are described below.

(1)    Interest receivable is calculated on an accruals basis.
(2) Loans to group undertakings held as fixed assets are stated at cost less provisions for any impairments.
(3) Transactions are undertaken in derivative financial instruments, "derivatives", which include cross currency swaps. Derivatives are entered into for the purpose of eliminating risk from potential movements in foreign exchange rates inherent in the Company's non-trading assets and liabilities. Non-trading assets and liabilities are those intended for use on a continuing basis in the activities of the Company.
       A derivative is designated as non-trading where there is an offset between the effects of potential movements in market rates of the derivative and the designated asset or liability being hedged. Non-trading derivatives are reviewed regularly for their effectiveness as hedges. Non-trading derivatives are accounted for on an accruals basis, consistent with the asset or liability being hedged. Income and expense on non-trading derivatives are recognised as they accrue over the life of the instruments as an adjustment to interest receivable or payable.
       Swap counterparties are subject to a cash collateralisation agreement whereby dependent on the credit rating of the counterparty an amount is paid by the counterparty to the Company. This amount is included in cash at bank and in hand, and within creditors as it is repayable when the swap agreements mature, or the credit rating of the counterparty improves. At the period end, the amount of collateral held was (Pounds)140,899,000.
(4) Income and expenses arising in foreign currencies are translated at the average rates of exchange over the accounting year unless they are hedged in which case the relevant hedge rate is applied. Assets and liabilities denominated in foreign currencies are translated into sterling at the contracted hedge rate.
(5) The Company is a wholly owned subsidiary of Holmes Holdings Limited, a Company incorporated in Great Britain. Accordingly the Company is not required to produce a cash flow statement as prescribed in paragraph 5
       (a) of FRS 1 (revised 1996), "Cash flow statements".

2.     Interest Receivable

       Interest receivable derives from loans made to group undertakings (see note 6).

3.     Interest Payable

       Interest is payable on debt securities in issue (see note 11).

HOLMES FINANCING (NO. 4) PLC
(A wholly owned company of Holmes HOldings Limited)

Notes to the Accounts for the year ended 31 December 2002 (continued)

4.   Operating Profit on Ordinary Activities before Taxation

     Operating profit on ordinary activities before taxation is stated after charging:

                                                                              2002             2001
                                                                         (Pounds)'000     (Pounds)'000
                                                                                          (10 months)
     Audit fees                                                                    -               14
                                                                         ===========       ==========

     Administration charges - SPV Management Limited                               -                4
                                                                         ===========       ==========

     The Company has no employees (2001: nil). No emoluments were paid to the Directors by the Company during the current year (2001 : (Pounds)nil). All administrative expenses are paid for, and borne, by Holmes Funding Limited, a fellow subsidiary undertaking. Because of this, no expenses are shown in the Company.

5.   Tax on Profit on Ordinary Activities

                                                                              2002             2001
                                                                         (Pounds)'000     (Pounds)'000
                                                                                          (10 months)
     UK corporation tax at 10% (2001: 20%)                                         -                -
                                                                         ===========       ==========

6.   Loans to Group Undertaking

                                                                              2002             2001
                                                                         (Pounds)'000      (Pounds)'000
     Repayable:
     In more than one year but not more than five years                            -                -
     In more than five years                                               2,717,000        2,717,000
                                                                         -----------       ----------
                                                                           2,717,000        2,717,000
                                                                         ===========       ==========

     The loans are all denominated in Sterling and are at variable rates of interest, based on LIBOR for three-month sterling deposits.

7.   Debtors

                                                                              2002             2001
                                                                         (Pounds)'000      (Pounds)'000
     Amounts due from group undertaking                                           62               45
     Called up share capital not paid - due from parent undertaking               37               37
     Accrued interest receivable on loans to group undertaking                25,032           27,825
                                                                         -----------       ----------
                                                                              25,131           27,907
                                                                         ===========       ==========

HOLMES FINANCING (NO. 4) PLC
(A wholly owned company of Holmes HOldings Limited)

Notes to the Accounts for the year ended 31 December 2002 (continued)

8.   Cash at Bank and in Hand

     The Company holds deposits at banks which pay interest based on LIBOR. Additionally, at 31 December 2002 an amount of (Pounds)140,899,000 was held which relates to cash received under cash collateralisation agreements with swap counterparties as detailed in note 1. This amount is on deposit at Federal Funds Effective rate, to match the interest payable to the swap counterparty.

9.   Creditors : amounts falling due within one year

                                                                              2002             2001
                                                                         (Pounds)'000      (Pounds)'000
     Corporation tax                                                               -                -
     Other creditors                                                              61               45
     Amounts due in respect of collateralised cash received                  140,899                -
     Accrued interest payable                                                 25,032           27,825
                                                                         -----------       ----------
                                                                             165,992           27,870
                                                                         ===========       ==========

10.  Creditors : amounts falling due after more than one year

                                                                              2002             2001
                                                                         (Pounds)'000      (Pounds)'000
     Debt securities in issue (note 11)                                    2,717,000        2,717,000
                                                                         ===========       ==========

11.  Debt Securities in Issue

                                                                              2002             2001
                                                                         (Pounds)'000      (Pounds)'000
     Series 1 Class A Floating Rate Notes 2015                               765,000          765,000
     Series 1 Class B Floating Rate Notes 2040                                26,500           26,500
     Series 1 Class C Floating Rate Notes 2040                                39,500           39,500
     Series 2 Class A Floating Rate Notes 2008                               490,000          490,000
     Series 2 Class B Floating Rate Notes 2040                                22,000           22,000
     Series 2 Class C Floating Rate Notes 2040                                33,000           33,000
     Series 3 Class A1 Floating Rate Notes 2040                              550,000          550,000
     Series 3 Class A2 Floating Rate Notes 2040                              300,000          300,000
     Series 3 Class B Floating Rate Notes 2040                                25,000           25,000
     Series 3 Class C Floating Rate Notes 2040                                36,000           36,000
     Series 3 Class D1 Floating Rate Notes 2040                               30,000           30,000
     Series 3 Class D2 Floating Rate Notes 2040                               16,500           16,500
     Series 3 Class D3 Floating Rate Notes 2040                                3,500            3,500
     Series 4 Class A Floating Rate Notes 2040                               350,000          350,000
     Series 4 Class A Floating Rate Notes 2040                                11,000           11,000
     Series 4 Class C Floating Rate Notes 2040                                19,000           19,000
                                                                         -----------       ----------
                                                                           2,717,000        2,717,000
                                                                         ===========       ==========

HOLMES FINANCING (NO. 4) PLC
(A wholly owned company of Holmes Holdings Limited)

Notes to the Accounts for the year ended 31 December 2002 (continued)

11.  Debt Securities in Issue (continued)

     The notes are denominated in the following currencies:

                                                              2002             2001
                                                         (Pounds)'000      (Pounds)'000
     Sterling                                                610,000          610,000
     US Dollars                                            1,195,500        1,195,500
     Euro                                                    561,500          561,500
     Swiss Francs                                            350,000          350,000
                                                         -----------       ----------
                                                           2,717,000        2,717,000
                                                         ===========       ==========

     Foreign currency notes are converted at the swap rate.

     Payments in respect of the Class B and C Notes will only be made if, and to the extent that, there are sufficient funds after paying or providing for certain liabilities, including liabilities in respect of the Class A Notes. The Class B Notes rank after the Class A Notes in point of security but before the Class C Notes.

     Interest is payable on the notes at variable rates based on the one-month US Dollar LIBOR, three-month Sterling and US Dollar LIBOR and three-month EURIBOR, except for the Series 2 Class A notes, on which interest is paid at a fixed rate until July 2006, after which it is paid at variable rates based on the three-month EURIBOR and the Series 4 Class A notes, on which interest is paid at a fixed rate until October 2006, after which it is paid at variable rates based on the three-month CHF LIBOR.

     The Company's obligations to noteholders, and to other secured creditors, are secured under a deed of charge which grants security over all of its assets in favour of the security trustee. The principal assets of the Company are loans made to Holmes Funding Limited, a group company, whose obligations in respect of these loans, are secured under a deed of charge which grants security over all of its assets, primarily comprising shares in a portfolio of residential mortgage loans, in favour of the security trustee. The security trustee holds this security for the benefit of all secured creditors of Holmes Funding Limited, including the Company.

     The estimated fair values of the notes, based on the mid-market price on 31 December, are as follows:

                                                              2002             2001
                                                         (Pounds)'000      (Pounds)'000
     Series 1 Class A Floating Rate Notes 2015               651,579          765,000
     Series 1 Class B Floating Rate Notes 2040                22,627           26,298
     Series 1 Class C Floating Rate Notes 2040                33,177           39,500
     Series 2 Class A Floating Rate Notes 2008               545,181          520,338
     Series 2 Class B Floating Rate Notes 2040                23,267           21,836
     Series 2 Class C Floating Rate Notes 2040                35,064           32,909
     Series 3 Class A1 Floating Rate Notes 2040              549,984          550,074
     Series 3 Class A2 Floating Rate Notes 2040              254,567          300,000
     Series 3 Class B Floating Rate Notes 2040                21,353           25,000
     Series 3 Class C Floating Rate Notes 2040                29,500           36,000
     Series 3 Class D1 Floating Rate Notes 2040               29,700           30,002
     Series 3 Class D2 Floating Rate Notes 2040               17,390           16,501
     Series 3 Class D3 Floating Rate Notes 2040                3,103            3,500
     Series 4 Class A Floating Rate Notes 2040               388,170          350,000
     Series 4 Class A Floating Rate Notes 2040                11,045           10,982
     Series 4 Class C Floating Rate Notes 2040                19,093           19,002
                                                         -----------       ----------
                                                           2,634,800        2,746,942
                                                         ===========       ==========

HOLMES FINANCING (NO. 4) PLC
(A wholly owned company of Holmes Holdings Limited)

Notes to the Accounts for the year ended 31 December 2002 (continued)

12. Financial Instruments

    The Company's policies as regards derivatives and financial instruments are set out in the Report of the Directors on page 1 and the accounting policies on page 6. The Company does not trade in financial instruments. The following disclosures are made in respect of financial instruments. Short term debtors and creditors are included in all of the following disclosures.

12  (a) Maturity profile of financial liabilities

    2002                                                      Debt
                                                        securities        Other        Total
                                                          in issue  liabilities  liabilities
                                                      (Pounds)'000 (Pounds)'000 (Pounds)'000

    Within one year or less or on demand                         -      165,899      165,899
    More than one year but not more than two years               -            -            -
    More than two years but not more than five years             -            -            -
    More than five years                                 2,717,000            -    2,717,000
                                                       -----------  -----------  -----------
                                                         2,717,000      165,899    2,882,992
                                                       ===========  ===========  ===========


    2001                                                      Debt
                                                        securities        Other        Total
                                                          in issue  liabilities  liabilities
                                                      (Pounds)'000 (Pounds)'000 (Pounds)'000

    Within one year or less or on demand                         -       27,870       27,870
    More than one year but not more than two years               -            -            -
    More than two years but not more than five years             -            -            -
    More than five years                                 2,717,000            -    2,717,000
                                                       -----------  -----------  -----------
                                                         2,717,000       27,870    2,744,870
                                                       ===========  ===========  ===========

    There are no material undrawn committed borrowing facilities.

HOLMES FINANCING (NO. 4) PLC
(A wholly owned company of Holmes Holdings Limited)

Notes to the Accounts for the year ended 31 December 2002 (continued)

12  (b) Interest rate profile of financial assets and liabilities

    After taking into account the cross currency swaps entered into by the Company, the interest rate profile of the Company's financial assets and liabilities was:

                                                                        Weighted
                                                              Non-       average
                                          Floating        interest    year until
    2002                     Total            rate         bearing     maturity*
                      (Pounds)'000    (Pounds)'000    (Pounds)'000         Years
    Assets:
    Sterling             2,883,042       2,857,911          25,131           0.1
                      ============    ============    ============    ==========

    Liabilities:
    Sterling             2,882,992       2,857,899          25,093           0.1
                      ============    ============    ============    ==========


                                                                        Weighted
                                                              Non-       average
                                          Floating        interest    year until
    2001                     Total            rate         bearing     maturity*
                      (Pounds)'000    (Pounds)'000    (Pounds)'000         Years
    Assets:
    Sterling             2,744,920       2,717,013          27,907           0.1
                      ============    ============    ============    ==========

    Liabilities:
    Sterling             2,774,870       2,717,000          27,870           0.1
                      ============    ============    ============    ==========

    * for non-interest bearing assets/liabilities only.

    Benchmark rates for determining interest payments for the floating rate assets and liabilities are given in the note to the accounts relevant to the financial instrument type.

12  (c) Fair values of financial assets and liabilities

    The fair value of debt securities in issue is disclosed in note 11 to the accounts. Fair value disclosures are not provided for loans to group undertakings as there is no liquid and active market for such instruments. The estimated fair values of other assets and liabilities on the balance sheet are not materially different from their carrying amounts.

    The estimated fair value of the cross currency swaps entered into by the Company as at 31 December 2002 was a liability of (Pounds)65,460,457 ((Pounds)58,216,347 at 31 December 2001). The cross currency swaps mature between June 2008 and July 2040. The fair value of the instruments will largely be recognised after the end of the next financial year.

12  (d) Currency profile

    Taking into account the effect of derivative instruments, the Company did not have a material financial exposure to foreign exchange gains or losses on monetary assets and monetary liabilities denominated in foreign currencies at 31 December 2002.

HOLMES FINANCING (NO. 4) PLC
(A wholly owned company of Holmes Holdings Limited)

Notes to the Accounts for the year ended 31 December 2002 (continued)

13. Share Capital

                                                          2002           2001
                                                  (Pounds)'000   (Pounds)'000
      Authorised:
      100,000 Ordinary shares of(Pounds)1 each             100            100
                                                  ============   ============

      Allotted and called up:
      50,000 Ordinary shares of(Pounds)1 each               50             50
                                                  ============   ============

    49,998 ordinary shares are partly paid to 25 pence. 2 subscriber shares are fully paid.


14. Reconciliation of Movements in Shareholders' Funds

                                                          2002           2001
                                                  (Pounds)'000   (Pounds)'000

      Retained profit for the year / period                  -              -
      Ordinary share capital issued                          -             50
      Opening shareholders' funds                           50              -
                                                  ------------   ------------
      Closing shareholders' funds                           50             50
                                                  ============   ============

15. Capital Commitments and Contingent Liabilities

    There were no outstanding capital commitments or contingent liabilities at 31 December 2002 (2001 - (Pounds)nil).

16. Related Party Transactions

    The Company has taken advantage of the exemption covered by paragraph 3 (c) of FRS 8, "Related party disclosures", not to disclose transactions with entities that are part of the Holmes Group.

    The group remunerates SPV Management Limited for administration services provided to Holmes Financing (No. 4) plc. The total amount paid relating to the Company in the period ended 31 December 2002, by the group, was was (Pounds)15,000 ((Pounds)4,000 in period ended 31 December 2001).

17. Parent and Controlling Party

    The immediate parent of the Company is Holmes Holdings Limited, a company registered in England and Wales, which prepares the only accounts into which the Company is consolidated. SPV Management Limited, a company registered in England and Wales, holds all of the beneficial interest in the issued shares of Holmes Holdings Limited on a discretionary trust for persons employed as nurses in the United Kingdom and for charitable purposes.

    The administration, operations, accounting and financial reporting functions of the Company are performed by Abbey National plc, which is incorporated in Great Britain.